                                    RECEIVED
                               STATE OF TENNESSEE

                               95 MAR 9 AM 10:56

                                 RILEY DARNELL
                               SECRETARY OF STATE


                                    CHARTER
                                       OF
                                VARSITY USA, INC.

     The undersigned person(s) under the Tennessee Business Corporation Act adopt(s) the following charter for the above listed corporation:

1.  The name of the corporation is Varsity USA, Inc.

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[NOTE: Pursuant to Tennessee Code Annotated Section 48-14-101(a)(1), each corporation name must contain the word "corporation", "incorporated", "company" or "limited" or the abbreviation "corp", "inc", "co." or "ltd.".]

2.  The number of shares of stock the corporation is authorized to issue is
    10,000

3.  (a) The complete address of the corporation's initial registered office in Tennessee is c/o C T CORPORATION SYSTEM;
530 Gay Street,                        Knoxville,              Tennessee 37902
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Street Address                           City                    State, Zip Code
County of Knox.
[NOTE: A street address and a zip code are both required by Tennessee Code Annotated Section 48-12-102(a)(3).]

    (b) The name of the initial registered agent, to be located at the address listed in 3(a), is

                             C T CORPORATION SYSTEM
--------------------------------------------------------------------------------

4.  The name and complete address of each incorporator is:

Nina J. Zalenski    321 N. Clark St., Suite 3300, Chicago, Illinois      60610
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Name                                Address                             Zip Code

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Name                                Address                             Zip Code

--------------------------------------------------------------------------------
Name                                Address                             Zip Code


[NOTE: An address and zip code are both required by Tennessee Code Annotated
Section 48-12-102(a)(4).]

5.  The complete address of the corporation's principal office is:

2525 Horizon Lake Drive,     Memphis,             Tennessee              38133
--------------------------------------------------------------------------------
Street Address                City              State/Country           Zip Code

[NOTE: A street address and a zip code are both required by Tennessee Code Annotated Section 48-12-102(a)(5).]

6.  The corporation is for profit.

7.  Other provisions:

     [NOTE: Insert here any provision(s) desired and permitted by law. Examples: names and addresses of persons serving as the initial board of directors, business purpose(s) of the corporation, management or regulation of affairs of the corporation, provision limiting the personal liability of directors for monetary damages for breach of fiduciary duty, etc. See Tennessee Code Annotated
Section 48-12-102(b).]

March 8, 1995                      /s/ Nina J. Zalenski
-------------------------------    ---------------------------------------------
Signature Date                     Incorporator's Signature

                                   Nina J. Zalenski
                                   ---------------------------------------------
                                   Incorporator's Name (typed or printed)

                             ARTICLES OF AMENDMENT

                               TO THE CHARTER OF

                           VARSITY ACQUISITION CORP.


     The undersigned duly elected and acting Secretary hereby certifies pursuant to Section 48-20-106 of the Tennessee Business Corporation Act as follows:

     First:  That the name of the Corporation is

             Varsity Acquisition Corp.

     Second: That the Corporation's Charter shall be amended such that Article
             I shall be deleted and a new Article I shall read as follows:

              "The name of the corporation is Varsity USA, Inc."

     Third:  Such amendment was duly adopted by resolution of the Board of

             Directors and the Shareholder of the Corporation on April 9, 1996.

Dated this 9 day of April, 1996



                                        Varsity Acquisition Corp.

                                        By:  /s/ Robert Dunseath
                                             ------------------------------
                                             Robert Dunseath, Secretary

                             ARTICLES OF AMENDMENT

                               TO THE CHARTER OF

                                VARSITY USA, INC.


     The undersigned duly elected and acting Secretary hereby certifies pursuant to Section 48-20-106 of the Tennessee Business Corporation Act as follows:

     First:  That the name of the Corporation is

             Varsity USA, Inc.

     Second: That the Corporation's Charter shall be amended such that Article I shall be deleted and a new Article I shall read as follows:

              "The name of the corporation is Varsity Acquisition Corp."

     Third: Such amendment was duly adopted by resolution of the Board of Directors and the Shareholder of the Corporation on September 18, 1995.

Dated this 18 day of September, 1995



                                        Varsity USA, Inc.

                                        By:  /s/ Robert Dunseath
                                             ------------------------------
                                             Robert Dunseath, Secretary